ABM

American Battery Materials

POWERING AMERICA'S CRITICAL MINERAL INDEPENDENCE

U.S.-BasedLithium andMagnesium Producer Focused on Sustainable Extraction

INVESTOR PRESENTATION / Q4 2025



SAFE HARBOR STATEMENT

The statements contained in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “could”, “should”, “expect”, “plan”, “project”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “pursuant,” “target”, “continue”, and similar expressions are intended to identify such forward-looking statements. Statements herein that are not historical statements, including statements regarding ABM’s plans, objectives, opportunities, future financial performance and operating results and any other statements regarding ABM’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond ABM’s control, and which could cause actual results to differ materially from the results expressed or implied by these statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing impact of COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K for the year-ending December 31, 2024 filed with the SEC on March 25, 2025; and, (ii) subsequent filings. Undue reliance should not be placed on the forward-looking statements herein, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

This presentation contains additional trade names, trademarks, and service marks of others, which are the property of their respective owners. ABM does not intend its use or display of other companies’ trade names, trademarks, or service marks to imply a relationship with, or endorsement, or sponsorship by, those other companies.

WHO WE ARE

ABM is Advancing Sustainable Critical Mineral Extraction for the Demanding and Expanding U.S. Market

ABM is an environmentally responsible minerals exploration and development company focused on becoming a leading U.S. lithium and magnesium producer through Direct Lithium / Mineral Extraction (DLE / DME).

Sustainable Lithium & Magnesium Production
Using DLE/DME for clean, efficient, and responsible extraction.

U.S. Energy & Defense supply Independence
Meeting the growing demand for critical battery & lightweight metals across the automotive, defense, and aerospace industries to support the U.S. transition to clean energy and market independence from China.



POWERING AMERICA'S CRITICAL MINERAL INDEPENDENCE

Lithium & Magnesium Rich Location

- Positioned in a high-potential region for Lithium & Magnesium production.
- Significant infrastructure available; Roads, high tension power, gas.
- Utah is a supportive and positive mining jurisdiction.

Direct Lithium Extraction (DLE), ESG, IRA

- DLE technology enables efficient, environmentally friendly extraction.
- Faster path to compliance with Inflation Reduction Act (IRA) of 2022 standards for sustainable lithium production.
- Commitment to the highest standards of sustainability, environment, and corporate governance.

Land Position

- 743 mineral claims across 14,260 acres in Southeastern Utah.
- Eight wells and existing infrastructure in place to support rapid development.

Geologic Reporting

- Up to 340 ppm Li & 74,400 ppm MgO in ABM claims based on USGS well data (former oil & potash wells).
- Positive Technical Reports supporting potential for high-grade lithium resources.

Growing Critical Mineral Markets

- Strong demand growth for lithium and Magnesium Oxide: 10 to15% and 5 to 7% annual CAGR respectively through 2035.
- Average LCE prices expected to exceed $12k/mt, supporting strong financial returns.

Leadership

- Proven track record in advancing projects to production.
- Experienced team with deep industry expertise in natural resource development, M&A, and operational leadership.
- Focused on US growth and building deep, shareholder value.

STRATEGICALLY POSITIONED FOR MINING SUCCESS

ABM OWNERSHIP

- 743 placer claims
- 14,320 acres (22 square miles)
- Lithium & Magnesium mineral rights

LOCATION: LISBON VALLEY PROJECT, UTAH

- Lisbon Valley, San Juan County, Utah. 35 miles southeast of Moab
- 300+ climate friendly days and a fully developed infrastructure, the Paradox Basin is one of the most attractive places in the U.S. for a successful and efficient DLE process
- Area is a mix of federal Bureau of Land Management (BLM), State of Utah School and Institutional Trust Lands Administration (SITLA), and private lands
- Not adjacent to any Forest services, National parks, recreational sites or lakes

STRATEGIC ADVANTAGES

- Rich lithium & Magnesium potential
- Historically rich industrial and natural resource extraction area including the currently operating Lisbon Valley Copper mine & Intrepid Potash
- High desert climate with year-round access

INFRASTRUCTURE

- Access via roads, rail, power lines, natural gas pipelines
- Proximity to Moab and U.S. Highway 191

GOVERNMENT SUPPORT

- Strong backing from Utah Division of Oil, Gas, and Mining (UDOGM)


BIG INDIAN (NORTH)
Lisbon Valley Fault
LISBON
LITTLE VALLEY
LIGHTNING DRAW SOUTHEAST
T29S
T30S
T31S
R23E
R24E
R25E
R26E
Explanation
UTAH
AREA SHOWN

BLM PERMIT PROCESS & EXPLORATION PLAN

1 Permit Timeline

- Applications filed with BLM and UDOGM (2023).
- Permit approval received, conditioned upon payment of a financial guarantee.

2 Exploration Plan

- Drill appraisal wells to assess the total critical mineral resource potential.
- Data-driven resource estimates based on well testing.

3 Geological Support

- Existing oil & gas wells suggest strong critical mineral brine potential.

KEY MILESTONES & TIMELINE



Exploration permits processed
Drillingof exploration wells
Production well drilling
Pursue grant & off-take agreements
SK-1300 Resource report
Pilot plant production
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2027
2024
2025
2026
SEC/NYSE/NASDAQ Application
Uplist to Exchange
Preliminary Economic Assessment
Productionplant beginslithium production
Build pilot plant
Buildproduction plant
DLEpartner selection
DLE Milestone
Capex Milestone
Production Milestone

DLE TECHNOLOGIES - A WINNER

Adsorption is the most commercially viable technologically ready DLE technology worldwide, with most DLE projects incorporating it to some extent.



ABM is evaluating all leading DLE technology companies

- The current most technologically advanced approach for DLE from brines is adsorption of lithium using inorganic sorbents Adsorption DLE process
- selectively captures lithium ions, without an ion exchange process, from a liquid solution onto insoluble materials known as sorbents.

Competitive advantages of Adsorption

- Highly efficient & selective process
- No additional chemicals
- Low energy consumption
- Lower water consumption
- Not weather dependent
- Allows for extraction of additional minerals such as MgO
- Minimal environmental footprint
- Has been commercially scaled at multiple global locations with different brines

HOW IT WORKS - DLE TECHNOLOGIES

DLE Extraction Methods

Absorption → Ion Exchange → Solvent Extraction

Key Benefits

- ☑ Reduced water usage
- ☑ Faster production cycle
- ☑ Smaller environmental footprint

Partnering

ABM is evaluating all leading DLE technology companies



Pumping of native brine
Solar Panel
Extraction of brine
Non-evaporitic Extractive Method
Lithium & Magnesium
Li & Mg deprivedspentbrine
Re-injection of brine
Saline Aquifer
Produced Brine Components
Li
Fe
Si
Mg
Na
Ca
Magnesium Extraction
Direct Lithium Extraction
M agnesium
Lithium
Production well
Injection well
Saline Aquifer

DLE VS. TRADITIONAL METHODS

Brine Deposits

- 50%+ of global lithium reserves.
- More efficient and sustainable than hard rock mining.

Direct Lithium & MgO Extraction

- Faster (days vs. months)
- Sustainable: lower water, land, and carbon impact
- Brine reinjection to maintain aquifer pressure


Conventionalevaporationponds
(12 - 18months)
ABM Direct Lithium Extraction (DLE)
(2 - 4 hours)
Mg/Ca
rem o v al
Boron
rem o v al
LiCl
MgO
Li2CO3
ABM
Underground brine

Less Water & Less Energy

Reduces Land Requirements

Reduces Waste Production

Extracts Brackish Water Far Below the Water Table

Dramatic Reduction in Time

Removes Need for Large Fresh Water Sources

LITHIUM MARKET OPPORTUNITY

Electric Vehicles (EVs)

U.S. EV sales projected to reach 9.6 million annually by 2040 1.



Battery Storage

Rapidly growing need for large-scale energy storage systems. Lithium-ion batteries critical.



Lithium Demand

Limited supply of high-quality lithium sources intensifying competition among nations.


Li
Lithium
6.941


3
Li
Lithium
6.94

Government Support

U.S. emphasis on meeting the growing demand for critical battery needs across the automotive, and defense industries.

1) BloombergNEF 2024

GLOBAL LITHIUM DEMAND OUTLOOK


6
75
412,000 tonnes

Lithium-ion batteries projected to grow 6-fold by 2032[2]

EV and battery storage (BESS) are major growth drivers, with higher BESS demand compensating slower EV sales growth[4]

75 new lithium mines needed globally by 2035[2] due to strong EV global demand despite U.S. market slowdown

U.S. lithium demand expected to reach 412,000 tonnes of LCE by 2030[3]

Global Mineral Supply & Demand
2050 Demand multiple of 2022 production[1]


Lithium
Graphite
Cobalt
Nickel
Copper
Silicon
Aluminum
Zinc
Manganese
x
2x
4x
6x
8x
10x

1) Source: UBS ESG Research, November 27, 2023.
2) Source: "More than 300 new mines required to meet battery demand by 2035", Benchmark Minerals, September 6, 2022
3) Source: "US lithium demand predicted to grow nearly 500%", Fastmarkets, April 4, 2024
4) Source: "Lithium | The more things change, the more they stay the same", Canaccord Genuity, March 20, 2025

MAGNESIUM MARKET OPPORTUNITY

Defense

U.S. budget reconciliation bill is allocating $20B to domestic production of munitions



Automotive industry

Light weight application of Magnesium metals in cars and trucks are critical to meet weight performance metrics



Aerospace

Required for exceptional strength-to-weight ratio, corrosion resistance and ability to dissipate heat efficiently.




12
Mg
Magnesium
24.305

Government Support

Magnesium, designated a critical mineral by the U.S. government1, is eligible for Defense Production Act Title III support to strengthen domestic supply chains.

Reliance on foreign sources

The U.S. currently lacks domestic magnesium production and relies heavily on imports. Based on USGS figures2, in 2024 China produced 950,000 metric tons of magnesium, representing 95% of global production

1) Source: "2022 Final List of Critical Minerals", U.S. Geological Survey, Department of the Interior
2) Source: USGS Mineral Commodity Summaries 2025

TITLE - III U.S. Department of Defense GRANT APPLICATION

The current administration is committed to simplifying the funding of energy infrastructure and critical mineral projects.

2025 DoD Grant Application

ABM has submitted for a $40,750,000 grant under the Defense Production Act-Title III appropriation.

The U.S. Defense Production Act Title III program provides federal support to expand and secure domestic supply chains for critical materials essential to U.S. defense, aerospace, and advanced manufacturing sectors.

MAGNESIUM – U.S. SUPPLY SHORTAGE

No U.S. Production

The U.S. has no primary magnesium production, but strong demand continues across industries like automotive, defense and aerospace.

China's Dominance

China produces 95% of the world's magnesium, limiting global diversification and U.S. control.

Supply, Not Demand

The issue isn't demand growth—it's the lack of domestic supply to meet existing needs.

Strategic location in Lithium & Magnesium-Rich Lisbon Valley

ABM & a single pilot plant in California are the only domestic effort underway to restart production.

Heavy Import Reliance

The U.S. depends on imports from Israel, Turkey, and others, creating vulnerability in the supply chain.

Critical Mineral Status

As a U.S.-designated critical mineral, magnesium requires a reliable domestic supply to support national security and industrial resilience.

ABM
American Battery Materials

Magnesium isn't about demand growth; it's a supply chain gap threatening U.S. industrial security.

LEADERSHIP & ADVISORY TEAM



David Graber, MBA
CEO & Chairman

Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners focused on natural resources, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston



Sebastian Lux, MBA, MSAS
COO & President

25 years in business dev. with multinational companies; Co-founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains



Brad Peek, MS Geology
Geologist & Qualified Person

35 years experience in project management, mineral exploration and in computer applications in mineral exploration and mining and water engineering - qualified person



Scott Avanzino, MS Geology
Executive VP of Operations

Oil and gas development and marine construction expert with 25 years of experience in exploration geology, wellsite operations, marine logistics and operations



Agustin Cabo, CFA, MBA
CFO

Chartered Financial Analyst with 13 years of experience in finance across equity research, investment management, corporate finance and accounting



Ryan Zarkesh, PhD
DLE Chemist

20 years expert in inorganic and DLE process chemistry. Previously Co-Founder and Dir. of Chemistry of of Lilac Solutions where he developed materials and manufacturing processes for the lithium mining industry



Joseph Mullin
Development Advisor

Minerals executive and investor with 25+ years across mining operations, private equity, and special-situations finance. CEO of Pure Energy Minerals & Rise Gold, and previously led QuestEx Gold & Copper as well as president of Virginia Energy Resources.



Chris McClanahan
Oil Field Services & Advisor

Oilfield Service industry expert with 30 years of experience. President and CEO of Coastal Drilling Company. Formerly CEO & Chairman of Iron Horse Tools.



Reza Ehsani, P.Eng., PMP
Project Advisor

27 years of Mining, Minerals & Metals projects. Served as Dir. of Projects for ERG's Americas region and managed projects for Worley across North America. Licensed P.Eng., PMP, and NI 43-101 Qualified Person.

BOARD OF DIRECTORS



DavidGraber, MBA

Managing PrincipalofCobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston



Sebastian Lux, MBA, MSAS

25 years in business dev. with multinational companies; Co-founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains



AdamLipson, MD

Managingpartnerasaneurosurgeonat IGEABrain,Spine&OrthopedicsinNew YorkCityandNewJersey.Hehasovera decadeofexperienceasaprivateinvestor in over20biotechnologyandbiomedical device companies



JustinVorwerk, MBA

Hasheldpositionsas a Managing Director in Investment Banking with Goldman Sachs, The Royal Bank of Scotland, Deutsche Bank Securities, as well as Donaldson, Lufkin & Jenrette, and Credit Suisse. FINRA Series 7,63,24



AndrewSuckling, MA

Non-ExecutiveChairmanofCadence MineralstheNon-ExecutiveDirectorof MacarthurMineralsandaboardmemberof the privately held company, IronMan Ltd.



Dylan Glenn

Senior Director At Eldridge Partners. former Chairman of Guggenheim KBBO Dubai. Special Assistant to President George W. Bush on economic policy. Former Director Renewable Energy Group now a division of Chevron



JaredLevinthal, ESQ.

Attorney, Partner with Lightfoot Franklin & White, PLLC in Houston, Texas. Mr. Levinthal is a graduate of the University of Texas School of Law and is a graduate of Tulane University

WHY INVEST IN ABM



Join Us in Powering the Clean Energy Future

ABM isontracktobecome a leading U.S. critical mineral producer for the clean energy, automotive, defense, and aerospace markets, worldwide.

Proven, Experienced Leadership

Led by industry veterans with a proven track record of scaling successful mineral extraction projects and delivering exceptional value.

Market Growth through Uplisting

To increase market visibility and access to capital, driving growth and attracting institutional investment.

Innovative & Sustainable DLE Extraction

Cutting-edge DLE technology to minimize environmental impact and maximize resource efficiency.

Strategic location in Lithium & Magnesium-Rich Lisbon Valley

Located in the Lisbon Valley, known for high critical mineral concentrations and track record of resource extraction.

Permitting in Place, Ready for Production

To begin drilling and advancing toward full-scale production.

Prime Political Environment & Government Support

Operating in a stable and pro-business political environment with strong government support for clean energy and critical minerals.

ABM
American Battery Materials



IR@AmericanBatter yMaterials.com

500 West Putnam Avenue
Suite 400 Greenwich, CT
06831 USA
Tel: +1-800-998-7962